UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

June 8, 2005
Date of Report

(Date of Earliest Event Reported)

ACTIONVIEW INTERNATIONAL, INC.
(Exact name of Registrant as Specified in its Charter)

103 – 221 East 10th Avenue
Vancouver, BC, V5T 4V1
Canada
(Address of Principal Executive Offices)

Tel: (604) 878-0200
Toll Free: 1-866-878-0200
Fax: (604) 879-8224
(Registrant's Telephone Number)

Acquisition Media, Inc
145 Tyee Drive - #388, Point Roberts
Washington USA 98281
(Former Name and Address)

Nevada	033-90355	85-0542172
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Not Applicable

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

Not Applicable

ITEM 1.03 BANKRUPTCY OR RECEIVERSHIP

Not Applicable

SECTION 2 – FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Not Applicable

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Not Applicable

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

Not Applicable

ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT

Not Applicable

ITEM 2.05 COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

Not Applicable

ITEM 2.06 MATERIAL IMPAIRMENTS

Not Applicable

SECTION 3 – SECURITIES AND TRADING MARKETS

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

Not Applicable

ITEM 3.02 UNREGISTERED SALE OF EQUITY SECURITIES

See news releases attached hereto as Exhibits 10.1 and 10.2 and the summary of these news releases in this Report on Form 8k under “Other Events”.

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

Not Applicable

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Not Applicable

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

Not Applicable

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

Not Applicable

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Not Applicable

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Not Applicable

ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT’S EMPLOYEE BENEFIT PLANS

Not Applicable

ITEM 5.05 AMENDMENTS TO REGISTRANT’S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

Not Applicable

SECTION 6 – ASSET-BACKED SECURITIES

ITEM 6.01 ABS INFORMATIONAL AND COMPUTATIONAL MATERIAL

Not Applicable

ITEM 6.02 CHANGE OF SERVICER OR TRUSTEE

Not Applicable

ITEM 6.03 CHANGE IN CREDIT ENHANCEMENT OR OTHER EXTERNAL SUPPORT

Not Applicable

ITEM 6.04 FAILURE TO MAKE A REQUIRED DISTRIBUTION

Not Applicable

ITEM 6.05 SECURITIES ACT UPDATING DISCLOSURE

Not Applicable

SECTION 7 – REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE

Not Applicable

SECTION 8 – OTHER EVENTS

ITEM 8.01 OTHER EVENTS

This Report on Form 8K is filed to provide readers with copies of three news releases recently issued by the Company.

The first news release is dated May 3, 2005 and discloses that the Company has entered into private placement subscriptions to issue 2,825,000 units (each unit comprised of one common share and one share purchase warrant exercisable for one year at $0.17) at $0.08 and $0.10 per unit for total proceeds of $230,000. The proceeds of the private placement will be used to fund purchase of sign inventory for the Company’s China contracts.

The second news release is dated May 10, 2005 and discloses that the private placement has closed.

The third news release is dated May 17, 2005 and discloses progress on the Company’s business in China.

Readers are cautioned that the news releases contain forward looking statements. Actionview does not have a long operating history nor does it have a profitable operating history. Its forward looking statements regarding any anticipated revenues represent management’s best estimates of the value of contracts or business the Company is engaged in and actual results may materially and very significantly differ from those anticipated at the time of the news release.

These news releases are attached as Exhibits 10.1, 10.2 and 10.3.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Not Applicable

Financial statements for the Registrant are separately filed under Forms 10KSB and Forms 10QSB and can be found on the SEC’s EDGAR website at www.sec.gov.

EXHIBITS

10.1	News release dated May 3, 2005

10.2	News release dated May 10, 2005

10.3	News Release dated May 17, 2005

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on June 6 , 2005.

ACTIONVIEW INTERNATIONAL, INC.	ACTIONVIEW INTERNATIONAL, INC.

/s/ Christopher Stringer	/s/ Rick Mari
By: Christopher Stringer	By: Rick Mari
President and Director	CEO, Secretary and Director